NATIONWIDE

VLI SEPARATE

ACCOUNT

Annual Report

to

Contract Owners

December 31, 2017

NATIONWIDE LIFE INSURANCE COMPANY

HOME OFFICE: COLUMBUS, OHIO

Report of Independent Registered Public Accounting Firm

The Board of Directors of Nationwide Life Insurance Company and subsidiaries and

Contract Owners of Nationwide VLI Separate Account:

Opinion on the Financial Statements

We have audited the accompanying statement of assets, liabilities and contract owners’ equity of Nationwide VLI Separate Account (comprised of the sub-accounts listed in the Appendix, (collectively, “the Accounts”)), as of December 31, 2017, and the related statements of operations for the year then ended indicated in the Appendix, the statements of changes in contract owners’ equity for each of the years in the two-year period then ended indicated in the Appendix, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Accounts as of December 31, 2017, the results of their operations for the year then ended, the changes in contract owners’ equity for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Accounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the transfer agents of the underlying mutual funds or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Nationwide Life Insurance Company and subsidiaries separate account investment companies, however we are aware that we have served as the auditor of one or more Nationwide Life Insurance Company and subsidiaries separate account investment companies since at least 1981.

Columbus, Ohio

March 16, 2018

Appendix

We have audited the following sub-accounts’ Statements of Operations for the year ended December 31, 2017 and Statements of Changes in Contract Owners’ Equity for each of the years in the two-year period ended December 31, 2017.

INVESCO INVESTMENTS

  VI American Franchise Fund - Series I Shares (ACEG)

  V.I. Government Securities Fund - Series I Shares (IVGS1)

MORGAN STANLEY

  U.S. Real Estate Portfolio - Class I (MSVRE)

NATIONWIDE FUNDS GROUP

  NVIT Money Market Fund - Class IV (SAM4)

NATIONWIDE VLI SEPARATE ACCOUNT

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

December 31, 2017

Assets:
Investments at fair value:
VI American Franchise Fund - Series I Shares (ACEG)
158,932 shares (cost $7,177,994)	$10,007,947
V.I. Government Securities Fund - Series I Shares (IVGS1)
786,557 shares (cost $9,238,069)	8,974,611
U.S. Real Estate Portfolio - Class I (MSVRE)
132,822 shares (cost $2,300,435)	2,884,893
NVIT Money Market Fund - Class IV (SAM4)
3,133,651 shares (cost $3,133,651)	3,133,651

Total Investments	$25,001,102

Other Accounts Receivable	10
Accounts Receivable - VI American Franchise Fund - Series I Shares (ACEG)	9,194
Accounts Receivable - U.S. Real Estate Portfolio - Class I (MSVRE)	3,029

$25,013,335

Contract Owners’ Equity:
Accumulation units	25,013,335

Total Contract Owners’ Equity (note 8)	$25,013,335

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

Investment Activity:	Total	ACEG	IVGS1	MSVRE	SAM4
Reinvested dividends	$259,815	7,564	195,533	43,008	13,710
Asset charges (note 3)	(127,715)	(49,578)	(47,301)	(14,350)	(16,486)

Net investment income (loss)	132,100	(42,014)	148,232	28,658	(2,776)

Realized gain (loss) on investments	1,099,250	1,037,767	(24,276)	85,759	-
Change in unrealized gain (loss) on investments	567,045	595,892	14,878	(43,725)	-

Net gain (loss) on investments	1,666,295	1,633,659	(9,398)	42,034	-

Reinvested capital gains	737,790	737,790	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$2,536,185	2,329,435	138,834	70,692	(2,776)

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2017 and 2016

	Total		ACEG		IVGS1		MSVRE
	2017	2016	2017	2016	2017	2016	2017	2016
Investment activity:
Net investment income (loss)	$132,100	113,587	(42,014)	(46,572)	148,232	152,555	28,658	26,542
Realized gain (loss) on investments	1,099,250	858,537	1,037,767	727,776	(24,276)	9,206	85,759	121,555
Change in unrealized gain (loss) on investments	567,045	(1,379,244)	595,892	(1,357,434)	14,878	(65,930)	(43,725)	44,120
Reinvested capital gains	737,790	817,355	737,790	817,283	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	2,536,185	410,235	2,329,435	141,053	138,834	95,831	70,692	192,217

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	6,016	17,840	-	-	6,016	6,044	-	-
Transfers between funds	-	-	(79,382)	(158,233)	(40,905)	6,145	(23,562)	(8,574)
Surrenders (notes 2 and 6)	(1,887,482)	(1,516,650)	(645,011)	(467,053)	(723,827)	(615,969)	(190,104)	(28,731)
Death Benefits (note 4)	(2,778,525)	(1,863,916)	(727,653)	(342,776)	(1,877,001)	(450,735)	(37,443)	(213,447)
Net policy repayments (loans) (note 5)	1,953,001	784,303	18,247	19,636	1,720,055	191,518	49,235	11,693
Redemptions to pay cost of insurance charges and administration charges (note 2)	(505,777)	(551,143)	(109,154)	(109,388)	(208,901)	(209,623)	(26,255)	(27,049)
Adjustments to maintain reserves	24,405	(7,974)	27,416	(34,221)	26	(7,014)	123	23,870

Net equity transactions	(3,188,362)	(3,137,540)	(1,515,537)	(1,092,035)	(1,124,537)	(1,079,634)	(228,006)	(242,238)

Net change in contract owners’ equity	(652,177)	(2,727,305)	813,898	(950,982)	(985,703)	(983,803)	(157,314)	(50,021)
Contract owners’ equity beginning of period	25,665,512	28,392,817	9,203,243	10,154,225	9,960,326	10,944,129	3,045,236	3,095,257

Contract owners’ equity end of period	$25,013,335	25,665,512	10,017,141	9,203,243	8,974,623	9,960,326	2,887,922	3,045,236

CHANGES IN UNITS:
Beginning units	1,471,252	1,668,999	171,067	194,306	908,589	1,005,590	33,453	36,162
Units purchased	88,787	77,944	1,901	1,919	29,146	21,154	48	261
Units redeemed	(250,270)	(275,691)	(26,026)	(25,158)	(130,758)	(118,155)	(2,579)	(2,970)

Ending units	1,309,769	1,471,252	146,942	171,067	806,977	908,589	30,922	33,453

NATIONWIDE VLI SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2017 and 2016

	SAM4
	2017	2016
Investment activity:
Net investment income (loss)	$(2,776)	(18,938)
Realized gain (loss) on investments	-	-
Change in unrealized gain (loss) on investments	-	-
Reinvested capital gains	-	72

Net increase (decrease) in contract owners’ equity resulting from operations	(2,776)	(18,866)

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	-	11,796
Transfers between funds	143,849	160,662
Surrenders (notes 2 and 6)	(328,540)	(404,897)
Death Benefits (note 4)	(136,428)	(856,958)
Net policy repayments (loans) (note 5)	165,464	561,456
Redemptions to pay cost of insurance charges and administration charges (note 2)	(161,467)	(205,083)
Adjustments to maintain reserves	(3,160)	9,391

Net equity transactions	(320,282)	(723,633)

Net change in contract owners’ equity	(323,058)	(742,499)
Contract owners’ equity beginning of period	3,456,707	4,199,206

Contract owners’ equity end of period	$3,133,649	3,456,707

CHANGES IN UNITS:
Beginning units	358,143	432,941
Units purchased	57,692	54,610
Units redeemed	(90,907)	(129,408)

Ending units	324,928	358,143

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

(1) Background and Summary of Significant Accounting Policies

(a) Organization and Nature of Operations

The Nationwide VLI Separate Account (the Separate Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life Insurance Company (the Company) on August 8, 1984. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. The Separate Account is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, Financial Services – Investment Companies. The Company offers single premium, multiple payment and flexible premium variable life insurance policies through the Separate Account.

(b) The Policies

The Separate Account offers variable investment options through life insurance policies intended to provide benefits to the policyholder and/or the beneficiary named by the policyholder. Policy features are described in the applicable prospectus.

With certain exceptions, policyholders may invest in the following:

INVESCO INVESTMENTS

VI American Franchise Fund - Series I Shares (ACEG)

V.I. Government Securities Fund - Series I Shares (IVGS1)

MORGAN STANLEY

U.S. Real Estate Portfolio - Class I (MSVRE)

NATIONWIDE FUNDS GROUP

NVIT Money Market Fund - Class IV (SAM4)

The Contract Owners’ Equity is affected by the investment results of each fund, equity transactions by policyholders and certain policy and asset charges (see notes 2 and 3). The accompanying financial statements include only policyholders’ purchase payments pertaining to the variable portions of their policies and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

A policyholder may choose from among a number of different underlying mutual fund options. The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

A purchase payment could be presented as a negative equity transaction in the Statements of Changes in Contract Owners’ Equity if a prior period purchase payment is refunded to a policyholder due to a policy cancellation during the free look period, and/or if a gain is realized by the policyholder during the free look period.

The Company allocates purchase payments to subaccounts and/or the fixed account as instructed by the policyholder. Shares of the subaccounts are purchased at Net Asset Value, then converted into accumulation units. Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the policy.

(c) Security Valuation, Transactions and Related Investment Income

Investments in underlying mutual funds are valued at the closing Net Asset Value per share at December 31, 2017 of such funds. The cost of investments sold is determined on a first in - first out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends and capital gain distributions are accrued as of the ex-dividend date and are reinvested in the underlying mutual funds.

(d) Federal Income Taxes

Operations of the Separate Account form a part of, and are taxed with, operations of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. The Company does not provide for income taxes within the Separate Account. Taxes are generally the responsibility of the policyholder upon termination or withdrawal.

(e) Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Recently Issued Accounting Standards

There are no recently issued accounting standards applicable to the Separate Account.

(g) Subsequent Events

The Company evaluated subsequent events through the date the financial statements were issued with the Securities and Exchange Commission, and no subsequent events have occurred requiring accrual or disclosure.

(h) Securities and Exchange Commission Regulations

On October 13, 2016, the Securities and Exchange Commission amended Regulation S-X, which requires standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. Management has incorporated the changes necessary to the financial statements and disclosures.

(2) Policy Charges

The Separate Account assesses charges associated with the policy. These charges are either assessed as a direct deduction from premium payments or through a redemption of units from the subaccounts contained within the Separate Account. The assessment of charges varies based on the policy and any additional riders or benefits elected. The additional riders or benefits and related charges specific to each product are described in detail in the applicable prospectus.

Policy Charges
Mortality and Expense Risk Charge (includes any Administrative Expense Charges) - assessed through a redemption of units	Equal, on an annual basis, to 0.50% - 1.60% of the daily value of the assets invested in each fund
Sales Charge - assessed through a deduction from premium payments	1.5% - 3.5% of each premium paid
Premium Tax Charge - assessed through a deduction from premium payments	2.5% - 3.5% of each premium payment
Cost of Insurance Charges (including any flat extra charge) - assessed through a redemption of units	Varies widely based on the underwriting characteristics of the insured
Administrative Charge - assessed through a redemption of units	$5 - $25 per policy, per month
Increase Charge	$2.04 per $1,000 of specified amount increase
Surrender Charge - assessed through a redemption of units	$0.00 - $27.94 per $1,000 of a policy’s specified amount; for single premium policies 0.0% - 8.5% of premium
Policy Loan Interest Charge - assessed through a redemption of units	6% of an outstanding policy loan
Partial Surrender Fees - assessed through a redemption of units	$0.00 - $25.00 per request

(3) Asset Charges

The Company deducts a charge related to the assumption of mortality and expense risk.

For single premium policies issued on or after April 16, 1990, the Asset Charges include mortality and expense risk, administrative expense and premium expense charges. These charges are equal to an annual rate of 1.30% during the first ten policy years, with a guaranteed maximum 1.60%, and 1.00%, with a guaranteed maximum of 1.30% thereafter (Reduced Fee). For multiple payment policies, the mortality and expense risk charge is equal to an annual rate of 0.80%. For flexible premium policies, the mortality and expense risk charge is equal to an annual rate of 0.80% decreasing to 0.50% starting on the 10th policy anniversary, if the cash surrender value is $25,000 or more. The above charges are assessed through a reduction in the unit value.

	Total	ACEG	IVGS1	MSVRE	SAM4
Single Premium issue prior to April 16 1990	127,308	49,409	47,138	14,350	16,411
Flexible Premium VUL	282	166	69	-	47
Single Premium issue after to April 16 1990	125	3	94	-	28

Total	127,715	49,578	47,301	14,350	16,486

(4) Death Benefits

Death benefit proceeds result in a redemption of the policy value from the Separate Account and payment of those proceeds, less any outstanding policy loans (and policy charges), to the legal beneficiary. For last survivor flexible premium policies, the proceeds are payable on the death of the last surviving insured. In the event that the guaranteed death benefit exceeds the policy value on the date of death, the excess is paid by the Company’s general account.

(5) Policy Loans (Net of Repayments)

Policy provisions allow policyholders to borrow up to 90% (50% during the first year of single premium policies) of a policy’s cash surrender value. For single premium policies issued on or after April 16, 1990, multiple payment policies and flexible premium policies, the loan interest rate is 6.0% per year. At the time the loan is granted, the amount of the loan is transferred from the Separate Account to the Company’s general account as collateral for the outstanding loan. Collateral amounts in the general account are credited with the stated rate of interest in effect at the time the loan is made, subject to a guaranteed minimum rate.

Loan repayments result in a transfer of collateral including interest credited back to the Separate Account.

(6) Related Party Transactions

The Company performs various services on behalf of the mutual fund companies in which the Separate Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, postage, fund transfer agency and various other record keeping and customer service functions. These fees are paid to an affiliate of the Company.

Policyholders may, with certain restrictions, transfer their assets between the Separate Account and a fixed dollar policy (fixed account) maintained in the accounts of the Company. These transfers are the result of the policyholder executing fund exchanges. Fund exchanges from the Separate Account to the fixed account are included in surrenders, and fund exchanges from the fixed account to the Separate Account are included in purchase payments received from policyholders, as applicable, on the accompanying Statements of Changes in Contract Owners’ Equity. Policy loan transactions (note 5), executed at the direction of the policyholder, also result in transfers between the Separate Account and the fixed account of the Company, but are included in Net Policy Repayments (Loans). The fixed account assets are not reflected in the accompanying financial statements. For the periods ended December 31, 2017 and 2016, total transfers to the Separate Account from the fixed account were $2,736,541 and $1,438,958, respectively, and total transfers from the Separate Account to the fixed account were $783,541 and $654,654, respectively.

(7) Fair Value Measurement

FASB ASC 820, Fair Value Measurements and Disclosures, defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs.

In accordance with FASB ASC 820, the Separate Account categorized its financial instruments into a three level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Separate Account categorizes financial assets recorded at fair value as follows:

•

Level 1 – Unadjusted quoted prices accessible in active markets and mutual funds where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the measurement date.

•

Level 2 – Unadjusted quoted prices for similar assets or liabilities in active markets or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means.

•

Level 3 – Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

The Separate Account recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between Level 1 and 2 as of December 31, 2017.

The following table summarizes assets measured at fair value on a recurring basis as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Separate Account Investments	$25,001,102	$-	$-	$25,001,102

The cost of purchases and proceeds from sales of Investments for the year ended December 31, 2017 are as follows:

	Purchase of Investments	Sales of Investments

VI American Franchise Fund - Series I Shares (ACEG)	$1,079,434	$1,900,911
V.I. Government Securities Fund - Series I Shares (IVGS1)	404,742	1,380,904
U.S. Real Estate Portfolio - Class I (MSVRE)	66,533	265,864
NVIT Money Market Fund - Class IV (SAM4)	540,326	863,375

	$2,091,035	$4,411,054

(8) Financial Highlights

The following tabular presentation is a summary of units, unit fair values, Contract Owners’ Equity outstanding and policy expense rates for variable life policies as of December 31, 2017, and the investment income ratio and total return for each of the periods in the five year period ended December 31, 2017. Total return and investment income ratio for periods with no ending Contract Owners’ Equity were considered to be irrelevant, and therefore are not presented.

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
VI American Franchise Fund - Series I Shares (ACEG)
2017	0.50%	to	1.00%	146,942	$68.18	to	$11.67	$10,017,141	0.08%	26.71%	to	26.08%
2016	0.50%	to	1.00%	171,067	53.81	to	9.26	9,203,243	0.00%	1.76%	to	1.25%
2015	0.50%	to	1.00%	194,306	52.88	to	9.14	10,154,225	0.00%	4.48%	to	3.96%
2014	0.50%	to	1.00%	217,909	50.61	to	8.79	10,898,467	0.04%	7.90%	to	7.36%
2013	0.50%	to	1.00%	238,163	46.90	to	8.19	10,962,632	0.44%	39.44%	to	38.74%
V.I. Government Securities Fund - Series I Shares (IVGS1)
2017	0.50%	to	1.00%	806,977	11.12	to	10.76	8,974,623	2.07%	1.45%	to	0.94%
2016	0.50%	to	1.00%	908,589	10.96	to	10.66	9,960,326	1.95%	0.73%	to	0.22%
2015	0.50%	to	1.00%	1,005,590	10.88	to	10.63	10,944,129	2.17%	-0.16%	to	-0.65%
2014	0.50%	to	1.00%	1,081,890	10.90	to	10.70	11,792,969	3.03%	3.62%	to	3.10%
2013	0.50%	to	1.00%	1,303,823	10.52	to	10.38	13,716,067	3.46%	-3.11%	to	-3.59%
U.S. Real Estate Portfolio - Class I (MSVRE)
2017			0.50%	30,922			93.39	2,887,922	1.50%			2.60%
2016			0.50%	33,453			91.03	3,045,236	1.34%			6.28%
2015	0.50%	to	1.00%	36,162	85.65	to	41.47	3,095,257	1.43%	1.66%	to	1.15%
2014	0.50%	to	1.00%	29,837	84.25	to	41.00	2,511,548	1.59%	29.07%	to	28.43%
2013	0.50%	to	1.00%	40,597	65.27	to	31.92	2,647,991	1.10%	1.54%	to	1.04%
NVIT Money Market Fund - Class IV (SAM4)
2017	0.50%	to	1.00%	324,928	9.64	to	9.26	3,133,649	0.42%	-0.08%	to	-0.58%
2016	0.50%	to	1.00%	358,143	9.65	to	9.31	3,456,707	0.01%	-0.49%	to	-0.99%
2015	0.50%	to	1.00%	432,941	9.70	to	9.41	4,199,206	0.00%	-0.50%	to	-1.00%
2014	0.50%	to	1.00%	557,898	9.75	to	9.50	5,438,443	0.00%	-0.50%	to	-1.00%
2013	0.50%	to	1.00%	592,630	9.80	to	9.60	5,805,963	0.00%	-0.50%	to	-1.00%

2017	Contract Owners’ Equity:								$25,013,335
2016	Contract Owners’ Equity:								$25,665,512
2015	Contract Owners’ Equity:								$28,392,817
2014	Contract Owners’ Equity:								$30,641,427
2013	Contract Owners’ Equity:								$33,132,653
*	This represents the range of annual policy expense rates of the variable account at the period end indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual funds and charges made directly to policyholder accounts through the redemption of units.
**	This represents the ratio of dividends for the period indicated, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by monthly average net assets (excluding months where net assets are zero). The investment income ratio for subaccounts initially funded during the period presented has not been annualized. The ratios exclude those expenses that result in direct reductions to the policyholder accounts through reductions in unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
***	This represents the range of minimum and maximum total returns for the period indicated, including changes in the value of the underlying mutual fund, which reflects the reduction of unit values for expenses assessed. The total returns do not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return is not annualized if the underlying mutual fund option is initially offered, funded, or both, during the period presented. Minimum and maximum ranges are not shown for underlying mutual fund options for which a single policy expense rate (product option) exists. In such cases, the total return presented is representative of all units issued and outstanding at period end.